                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to 14a-11(c) or Rule 14a-12

                         First Manitowoc Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                         FIRST MANITOWOC BANCORP, INC.
                            402 NORTH EIGHTH STREET
                           MANITOWOC, WISCONSIN 54220
                                 (920) 684-6611

                                                                  March 15, 2002

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of First Manitowoc Bancorp, Inc. (the "Corporation"), the holding company for First National Bank, which will be held on Monday, April 22, 2002, at 7:00 p.m., Central Time, at the Inn on Maritime Bay, 101 Maritime Drive, Manitowoc, Wisconsin.

     The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be conducted at the Annual Meeting. The Corporation's Form 10-K Annual Report for the fiscal year ended December 31, 2001 also is included in the 2001 Annual Report. A copy of the 2001 Annual Report can be obtained from First National Bank in Manitowoc, 402 North 8th Street, Manitowoc, Wisconsin, 54220. Directors and officers of the Corporation, as well as representatives of Wipfli Ullrich Bertelson LLP, the Corporation's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the Annual Meeting in person. We urge you to mark, sign and date your proxy form today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     We hope that you will plan to attend our Annual Meeting on Monday, April
22. Hors d'oeuvres and refreshments will be served after the meeting.

     We encourage you to continue to support and recommend the bank's financial services.

Sincerely,

/s/ ROBERT S. WEINERT                         /s/ THOMAS J. BARE

ROBERT S. WEINERT                             THOMAS J. BARE
Chairman of the Board                         President and Treasurer

                         FIRST MANITOWOC BANCORP, INC.
                            402 NORTH EIGHTH STREET
                           MANITOWOC, WISCONSIN 54220
                                 (920) 684-6611

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 2002

                           -------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of First Manitowoc Bancorp, Inc. (the "Corporation") will be held on Monday, April 22, 2002, at 7:00 p.m., Central Time, at the Inn on Maritime Bay, 101 Maritime Drive, Manitowoc, Wisconsin, for the following purposes, all of which are set forth more completely in the accompanying Proxy Statement:

     (1) To elect three directors each for three-year terms and in each case until their successors are elected and qualified;

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other such business.

     The Board of Directors has fixed March 1, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any adjournments or postponements thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Corporation.

                                          By Order of the Board of Directors

                                              /s/ Rachel E. Wiegart

Manitowoc, Wisconsin                          Rachel E. Wiegert
March 15, 2002                                Secretary

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                         FIRST MANITOWOC BANCORP, INC.

                           -------------------------

                                PROXY STATEMENT

                           -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 2002

                           -------------------------

     This Proxy Statement is being furnished to holders of common stock, $1.00 par value per share ("Common Stock"), of First Manitowoc Bancorp, Inc. (the "Corporation"), the holding company for First National Bank in Manitowoc (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Corporation to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Inn on Maritime Bay, 101 Maritime Drive, Manitowoc, Wisconsin, on Monday, April 22, 2002, at 7:00 p.m., Central Time, and at any adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders.

     The Corporation's 2001 Annual Report to Stockholders, which includes the Corporation's Form 10-K Annual Report, including the Corporation's consolidated financial statements for the fiscal year ended December 31, 2001, accompany this Proxy Statement and appointment form of proxy ("proxy"), which are first being mailed to stockholders on or about March 15, 2002.

  RECORD DATE AND OUTSTANDING SHARES

     Only stockholders of record at the close of business on March 1, 2002 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 3,468,634 shares of Common Stock outstanding and the Corporation had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.

  QUORUM

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

  ABSTENTIONS AND BROKER NON-VOTES

     Abstentions (i.e., shares for which authority is withheld to vote for a matter) are included in the determination of shares present and voting for purposes of whether a quorum exists. For the election of directors, abstentions will have no effect on the outcome of the vote because directors are elected by a plurality of the votes cast. For all other matters to be voted on at the Annual Meeting, abstentions will be included in the number of shares voting on a matter, and consequently, an abstention will have the same practical effect as a vote against such matter.

     Proxies relating to "street name" shares (i.e., shares held of record by brokers or other third party nominees) that are voted by brokers or other third party nominees on certain matters will be treated as shares present and voting for purposes of determining the presence or absence of a quorum. "Broker non-votes" (i.e., proxies submitted by brokers or third party nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or third party nominees do not have discretionary power to vote) will be considered present for the purpose of establishing a quorum, but will not be treated as shares entitled to vote on such matters.

     ALL MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING ARE CONSIDERED "DISCRETIONARY" PROPOSALS FOR WHICH BROKERS AND THIRD PARTY NOMINEES MAY VOTE PROXIES NOTWITHSTANDING THE FACT THAT THEY HAVE NOT RECEIVED VOTING INSTRUCTIONS FROM THE BENEFICIAL OWNERS OF SHARES; CONSEQUENTLY, SHARES HELD BY BROKERS OR THIRD PARTY NOMINEES WILL BE COUNTED IF AND AS VOTED BY SUCH BROKERS AND THIRD PARTY NOMINEES.

  VOTING

     Election of Directors. The proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Under the Wisconsin Business Corporation Law ("WBCL"), directors are elected by a plurality of the votes cast with a quorum present, meaning that the three nominees receiving the most votes will be elected directors.

  SOLICITATION AND REVOCATION

     Stockholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed postage-paid envelope. The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the directions contained therein. Where no instructions are indicated, each proxy received will be voted:

     - FOR the election of the nominees for director named in this Proxy Statement; and

     - In accordance with the best judgment of the person appointed as proxies upon the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Returning your completed proxy form will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

     Any stockholder giving a proxy has the power to revoke it any time before it is exercised by (i) filing with the Secretary of the Corporation written notice thereof (Rachel E. Wiegert, Secretary, First Manitowoc Bancorp, Inc., 402 North Eighth Street, Manitowoc, Wisconsin 54220); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

     The cost of solicitation of proxies by mail on behalf of the Board of Directors will be borne by the Corporation. Proxies also may be solicited by personal interview or by telephone, in addition to the use of the mails by directors, officers and regular employees of the Corporation and the Bank, without additional compensation therefore. The Corporation also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record by the beneficial owners of such shares. The Corporation will reimburse such holders for their reasonable out-of-pocket expenses.

     In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies. Proxies solicited hereby will be returned to the Board of Directors, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Corporation or any of its affiliates.

                  MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
                             ELECTION OF DIRECTORS

     The Articles of Incorporation and Bylaws of the Corporation provide that the Board of Directors of the Corporation shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. A resolution of the Board of Directors of the Corporation adopted pursuant to the Corporation's Bylaws has established the number of directors at nine.

     No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Corporation. There are no family relationships among any of the directors and/or executive officers of the Corporation.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted FOR the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director and each director whose term continues, including his or her tenure as a director of the Corporation.

                                                    POSITION WITH THE COMPANY                 DIRECTOR
             NAME                AGE                 AND PRINCIPAL OCCUPATION                 SINCE (1)
             ----                ---                -------------------------                 ---------
NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2005
Thomas J. Bare.................  63    Director and President of the Corporation and the        1981
                                       Bank; Director of FNBM Investment Corp., the Bank's
                                       investment subsidiary; Director, Secretary and
                                       Treasurer of United Financial Services, Inc., the
                                       Bank's data processing company; Director and
                                       President of Insurance Center of Manitowoc, Inc.,
                                       the Bank's insurance subsidiary.
Craig A. Pauly.................  52    Director; Data Processing Consultant.                    1980
Katherine M. Reynolds..........  51    Director; Attorney at the Manitowoc office of            1992
                                       Michael Best & Friedrich LLP, a Milwaukee based law
                                       firm.

                INFORMATION WITH RESPECT TO CONTINUING DIRECTORS

                                              POSITION WITH THE CORPORATION               DIRECTOR
             NAME                AGE             AND PRINCIPAL OCCUPATION                 SINCE (1)
             ----                ---          -----------------------------               ---------
DIRECTORS WHOSE TERMS EXPIRE IN 2003
John M. Jagemann...............  56    Director; Vice President of Customer                        1996
                                       Relations of Arimon Technologies Inc., a
                                       manufacturer of electrical components;
                                       Member of Plan B LLC, Lindbergh Properties
                                       LLC, and Courthouse Pub LLC, food service
                                       and real estate management companies.
John M. Webster................  56    Director; President and Chief Executive                     1998
                                       Officer of Crescent Woolen Mills Co., a
                                       woolen and synthetic yarns manufacturer;
                                       Attorney of Counsel at the Law Offices of
                                       Winter, Fox & Stangel, LLP.
Robert S. Weinert..............  63    Chairman of the Board of Directors of the                   1979
                                       Corporation; Chairman and Treasurer of
                                       Crafts, Inc., a commercial roofing company.
DIRECTORS WHOSE TERMS EXPIRE IN 2004
John C. Miller.................  59    Director; President and Director of                         1996
                                       Miller-St Nazianz, Inc. a farm equipment
                                       manufacturer; President and sole Director of
                                       Miller Finance Corporation, a retail
                                       financing company; President and sole
                                       Director of Badger Farm Systems, Inc., a
                                       farm equipment marketing company.
John E. Nordstrom..............  66    Director; President of Omega Mfg.                           1992
                                       Corporation, a manufacturer of packaging
                                       machinery for the paper industry.
John J. Zimmer.................  61    Director and Vice President of the                          1988
                                       Corporation; Senior Vice President-Northeast   (also served from
                                       Division of Industrial Distribution Group, a          1974-1980)
                                       national distributor of industrial supplies.

-------------------------
(1) Includes service as director of the Corporation and predecessor institutions.

     THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST IS REQUIRED FOR THE ELECTION OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES OF COMMON STOCK REPRESENTED BY THE PROXIES SOLICITED HEREBY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE ABOVE-DESCRIBED NOMINEES. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

STOCKHOLDER NOMINATIONS

     Article II, Section 2.04 of the Corporation's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions outlined in the Corporation's Bylaws. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation, (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the date specified in the Corporation's Bylaws for the Annual Meeting, which currently is established as the third Monday of April or at such other time and date as may be fixed by or under the authority of the Board of Directors, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, at the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. The Corporation did not receive any director nominations from stockholders in connection with the Annual Meeting.

     Each written notice of a stockholder nomination shall set forth: (i) the name, age, business address and residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each nominee; (iii) the number of shares of stock of the corporation beneficially owned by each such nominee; (iv) a description of all arrangements or understandings between such stockholders and such nominees and any other person (naming such person) pursuant to which the nomination is to be made by the shareholders; (v) such other information as would be required to be included, or would be otherwise required to be disclosed, in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any information that would be required to be included had the nominee been nominated by the Board of Directors; (vi) the written consent of each nominee to be named in a proxy statement as a nominee and to serve, if elected, as a director; and (vii) as to the shareholder giving such notice: (a) his or her name and address as they appear on the Corporation's books; (b) the class and number of shares of the Corporation which are beneficially owned by such shareholder; and (c) a representation that such shareholder is a holder of shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Regular meetings of the Board of Directors of the Corporation are held on a quarterly basis. The Board of Directors of the Corporation held a total of four regular meetings and one special meeting during the fiscal year ended December 31, 2001. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors and the total number of committee meetings on which such director served during the fiscal year ended December 31, 2001.

     The Audit Committee of the Board of Directors reviews the records and affairs of the Corporation to determine its financial condition, reviews with management the systems of internal control, and monitors the Corporation's adherence in accounting and financial reporting to generally accepted accounting principles. In fiscal 2001, the members of the Audit Committee, which met three times during the fiscal year ended December 31, 2001, were Messrs. John J. Zimmer (Chairman), John C. Miller, John M. Webster and Robert S. Weinert.

     The entire Board of Directors of the Corporation acted as a Nominating Committee for the selection of nominees for director to stand for election at the Annual Meeting. The Board, acting as a Nominating Committee, met once during the fiscal year ended December 31, 2001 to consider director nominees for the Annual Meeting of Shareholders of the Corporation held in April 2001. In February 2002, the Board of Directors of the Corporation, acting as the Nominating Committee, considered nominations for directors to be elected at the Annual Meeting to be held in April 2002. The Corporation's Bylaws allow for stockholder nominations of directors and require such nominations to be made in accordance with specific procedures. See "Stockholder Nominations."

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following table sets forth certain information with respect to the executive officers of the Corporation and the Bank who are not directors.

               NAME                   AGE                       PRINCIPAL OCCUPATION
               ----                   ---                       --------------------
Joseph W. Debilzen................    47     Senior Vice President of Branch Operations of the Bank and
                                             Custer Street Branch Manager since 2002; Senior Vice
                                             President of Branch Operations of the Bank from 2000 to
                                             2002; Vice President of the same from 1989 to 2000;
                                             Assistant Vice President Branch Manager of the Bank from
                                             1988 to 1989; Francis Creek Branch Manager from 1983 to
                                             1988; Loan Officer of the Bank in 1983.
Daniel J. Lalko...................    52     Senior Vice President of Lending of the Bank since 1989;
                                             Vice President of the Bank from 1982 to 1989; Director of
                                             Insurance Center of Manitowoc, Inc., the Bank's insurance
                                             subsidiary since 2001.
Charles P. Riley..................    52     Senior Vice President and Green Bay Marketing Manager of
                                             the Bank since 1997.
Paul H. Wojta.....................    42     Senior Vice President, Cashier and BSA Officer of the Bank
                                             since 2000, Vice President of the same from 1991 to 2000;
                                             Director of FNBM Investment Corporation, the Bank's
                                             investment corporation; Cashier of the Bank from 1987 to
                                             1991; Auditor of the Bank from 1983 to 1987; Director of
                                             Insurance Center of Manitowoc, Inc., the Bank's insurance
                                             subsidiary since 2001.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of Common Stock as of February 28, 2002 (except as otherwise noted below) by (i) each shareholder known to the Corporation to beneficially own more than 5% of the shares of Common Stock outstanding as disclosed in certain reports regarding such ownership filed with the Securities and Exchange Commission (the "SEC") in accordance with Sections 13(d) or 13(g) of the Exchange Act, (ii) each director and director nominee of the Corporation, (iii) each of the executive officers of the Corporation appearing in the Summary Compensation Table below, and (iv) all directors and executive officers as a group.

                                                                  SHARES OF COMMON
                                                                 STOCK BENEFICIALLY
                                                                        OWNED
                                                                ---------------------
                                                                           PERCENT OF
                            NAME                                NUMBER       CLASS
                            ----                                ------     ----------
Directors:
  Thomas J. Bare(1).........................................    286,145        8.2
  John M. Jagemann..........................................      6,374          *
  John C. Miller(2).........................................      2,960          *
  John E. Nordstrom(3)......................................      8,510          *
  Craig A. Pauly(4).........................................     41,888        1.2
  Katherine M. Reynolds.....................................        532          *
  John M. Webster(5)........................................      2,050          *
  Robert S. Weinert.........................................     45,186        1.3
  John J. Zimmer(6).........................................     15,974          *
Executive Officers who are not Directors:
  Joseph W. Debilzen(7).....................................     20,482          *
  Daniel J. Lalko(8)........................................     13,067          *
  Charles P. Riley..........................................        958          *
  Paul H. Wojta(9)..........................................     30,093          *
All directors and executive officers of the Corporation and
  the Bank as a group (13 persons)..........................    474,219       13.6%

-------------------------
* Represents less than 1% of the total number of shares of Common Stock outstanding on the Voting Record Date.

(1) Includes 54,650 shares held by Thomas J. Bare as an individual; 34,575 shares held in First National Bank 401(k) Profit Sharing F/B/O Thomas J. Bare; 31,966 shares held in I/N/O Suzanne E. Bare/ Thomas J. Bare or Virginia S. Bare POA; 30,680 shares held in I/N/O Joanna M. Bare; 27,252 shares held in I/N/O Jonathan L. Bare; 27,542 shares held in I/N/O Virginia
    S. Bare Custodian for Michael A. Bare UGTMA WI; 1,450 shares held in Manbank & Co. I/N/O Thomas J. Bare Custodial IRA; and 78,030 shares held in the name of Virginia S. Bare Trust.

(2) Includes 154 shares held by John C. Miller as an individual; and 2,806 shares held F/B/O John C. Miller IRA.

(3) Includes 3,724 shares held by John E. Nordstrom as an individual; 4,536 shares held by Barbara A. Nordstrom as an individual; and 250 shares held in the name of John E. and Barbara A. Nordstrom JT.

(4) Includes 32,020 shares held by Craig A. Pauly as an individual; 2,412 shares held in the name of Craig A. and Cynthia Pauly JT; 6,968 shares held in Manbank & Co. I/N/O Craig A. Pauly Custodial IRA; and 488 shares held in Manbank & Co. I/N/O Cynthia Pauly Custodial IRA.

(5) Includes 1,400 shares held by John M. Webster as an individual; and 650 shares held F/B/O John M. Webster IRA.

(6) Includes 14,474 shares held by John J. Zimmer as an individual; 1,000 shares held F/B/O John J. Zimmer IRA; and 500 shares held F/B/O Bernadine Zimmer IRA.

(7) Includes 19,024 shares held in First National Bank 401(k) Profit Sharing Plan F/B/O Joseph W. Debilzen; 868 shares held in Manbank & Co. I/N/O Janet Debilzen Custodial IRA; 326 shares held in Manbank & Co. I/N/O Joseph W. Debilzen Custodial IRA; and 264 shares held I/N/O Janet L. Debilzen and Joseph W. Debilzen.

(8) Includes 8,581 shares held by Daniel J. Lalko as an individual; 314 shares held in the name of Daniel J. Lalko and Ann E. Lalko JT; 2,310 shares held in Manbank & Co. I/N/O Daniel J. Lalko Custodial IRA; 818 shares held in Manbank & Co. I/N/O Ann E. Lalko Custodial IRA; and 1,044 shares held in First National Bank 401(k) Profit Sharing Plan F/B/O Daniel J. Lalko.

(9) Includes 14,095 shares held in the name of Paul H. and Jeanne C. Wojta and 15,998 shares held in First National Bank 401(k) Profit Sharing Plan F/B/O Paul H. Wojta.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Corporation's officers and directors, and persons who own more than ten percent of the shares of Common Stock outstanding, to file reports of ownership and changes in ownership with the SEC by certain dates. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based upon review of the information provided to the Corporation, the Corporation believes that during the fiscal year ended December 31, 2001, all officers and directors complied with all
Section 16(a) filing requirements, and the Corporation had no greater than ten percent shareholders.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

     The following table summarizes the total compensation paid by the Bank to its Chief Executive Officer and the next three highest paid executive officers of the Corporation and its subsidiaries whose compensation, based on salary and bonus, exceeded $100,000 during the Corporation's fiscal years ended December 31, 2001, 2000 and 1999.

                           SUMMARY COMPENSATION TABLE

                                                                  ANNUAL COMPENSATION
                                                                  -------------------      ALL OTHER
             NAME AND PRINCIPAL POSITION                  YEAR     SALARY      BONUS     COMPENSATION*
             ---------------------------                  ----     ------      -----     -------------
Thomas J. Bare........................................    2001    $232,000    $40,000       $12,331
  President                                               2000     220,000     40,000        12,990
                                                          1999     210,000     38,000        14,232
Daniel J. Lalko.......................................    2001    $118,500    $12,000       $10,155
  Senior Vice President                                   2000     110,000     12,000        10,373
                                                          1999     105,000     10,000        10,950
Charles P. Riley......................................    2001    $113,300    $ 3,500       $ 9,505
  Senior Vice President                                   2000     106,000      3,500         9,743
                                                          1999     102,000      3,500        10,636
Paul H. Wojta.........................................    2001    $ 95,000    $15,000       $ 9,034
  Senior Vice President

-------------------------
* Other compensation includes amounts contributed by the Bank pursuant to a 401(k) Profit Sharing Plan and Trust that covers substantially all employees. Each year, the Bank contributes a matching contribution equal to 35% of the participant's deferral, up to 10% of the employee's salary to a maximum of $10,500; 4% to the Money Purchase Pension Plan; and a discretionary amount determined each year by the Board of Directors. For 2001, the discretionary amount was established at 1.1% of compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     In 1998, the Corporation adopted a Supplemental Executive Retirement Plan ("SERP"), which provides post-retirement benefits to a key officer of the Corporation. Under the SERP, benefit payments equal 80% of the participant's projected retirement age salary, less benefits from other Corporation sponsored retirement plans, including the 401(k) Plan. The Corporation contributed $107,023 for this plan for the year ended December 31, 2001.

     The estimated annual benefits payable upon retirement, less amounts received under other Corporation sponsored retirement plans, at the normal retirement age of 65 for Thomas J. Bare is $80,600 for 15 years.

COMPENSATION OF DIRECTORS

  BOARD FEES

     Directors of the Corporation receive $2,500 annual compensation for service in that capacity. However, as Directors of the Bank, they receive $9,100 annual compensation for service in that capacity. The Chairman of the Board of the Bank receives $11,700 annual compensation for service in that capacity. Directors receive $150 for each committee meeting attended. Directors who are also employees of the Bank receive no compensation for attending meetings of the Bank's committees.

  DIRECTORS' DEFERRED COMPENSATION PROGRAM

     Under a non-qualified deferred compensation plan, the Bank permits Directors to defer part of their compensation and fees. The Bank purchased life insurance policies on the Director's life, with the Bank as owner and beneficiary. The policies will be used by the Bank to fund the payments to the Directors. The total deferred compensation to be paid to a Director shall be an amount equal to the Director's deferral account balance as of the close of the plan year during which the Director retired, died, terminated or became disabled.

     During the fiscal year ended December 31, 2001, the Directors deferred $94,000 under this plan and the Corporation contributed $95,000 (interest). The estimated present value of annual benefits payable upon retirement for a period of ten (10) years to each current Director is as follows: Thomas J.
Bare -- $44,000; John M. Jagemann -- $59,000; John C. Miller -- $41,000; John E. Nordstrom -- $35,000; Craig A. Pauly -- $119,000; Katherine M.
Reynolds -- $163,000; John M. Webster -- $57,000; Robert S. Weinert -- $68,000; and John J. Zimmer -- $59,000.

                             AUDIT COMMITTEE REPORT

     The Corporation has established a four-member audit committee within the Board of Directors which currently consists of Messrs. John C. Miller, John M. Webster, Robert S. Weinert and Chairman John J. Zimmer.

     The Board of Directors has determined that each of the four audit committee members is an "independent director," as such term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board of Directors has adopted a written audit committee charter, which charter is set forth on Appendix A to this Proxy Statement.

     The audit committee has reviewed and discussed the Corporation's audited financial statements with management.

     The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61), "Communication with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, "Independence Discussions with Audit Committees," as amended, and has discussed with the independent accountant the independent accountant's independence.

     Based on the review and discussions referred to above, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year.

     The following table summarizes fees for professional services rendered by the principal accountant for the most recent fiscal year:

Audit Fees..................................................    $69,000
Financial Information System Design and Implementation
  Fees......................................................          0
All Other Fees..............................................     45,000

     The audit committee has considered that the provision of the services provided for under Financial Information Systems Design and Implementation Fees and All Other Fees is compatible with maintaining the principal accountant's independence.

                                          JOHN C. MILLER
                                          JOHN M. WEBSTER
                                          ROBERT S. WEINERT
                                          JOHN J. ZIMMER

             COMPENSATION, PENSION AND RETIREMENT COMMITTEE REPORT

I. COMPENSATION, PENSION AND RETIREMENT COMMITTEE

     The Compensation, Pension and Retirement Committee of the Bank (the "Committee") is responsible for recommending to the Board of Directors of the Bank the levels of compensation and benefits for executive officers of the Bank.

     Under rules established by the SEC, the Corporation is required to provide certain data and information regarding the compensation and benefits provided to the Corporation's Chief Executive Officer ("CEO") and certain other executive officers of the Corporation. The rules require compensation disclosure in the form of tables and a report by the Compensation Committee of the Corporation which explains the rationale and considerations that led to fundamental decisions affecting such individuals. The Committee has prepared the following report, at the direction and approval of the Board of Directors of the Corporation, for inclusion in this Proxy Statement.

II. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Directors Thomas J. Bare, John M. Jagemann, Katherine M. Reynolds, Robert
S. Weinert and John J. Zimmer serve as the Bank's Compensation, Pension and Retirement Committee. Thomas J. Bare, a member of the Board of Directors of the Bank since 1981 and of the Corporation's formation in 1983, also serves as President of the Corporation and as President of the Bank. While Mr. Bare specifically excluded himself from any Committee discussion concerning his compensation, he did participate in Committee discussions concerning other key executives' compensation

III. EXECUTIVE COMPENSATION POLICIES AND PLANS

     The Bank's compensation program offers competitive compensation opportunities for all executive officers which are based on both the individual's contribution and the Bank's performance. The compensation paid is designed to attract, retain and reward executive officers who are capable of leading the Bank in achieving its business objectives in an industry characterized by complexity, competitiveness and constant change. The compensation of key executives is reviewed and approved annually by the Committee.

     In its consideration of whether to increase salaries from year to year for all executives, including the CEO, and the amounts of increases, the Committee reviews the overall financial performance of the Bank during the past year and the expectations for the current year. Specifically, the Committee looks to whether total return on assets is satisfactory and compares total assets and earnings levels with prior years. Special factors that are considered are whether loan delinquencies are consistent with expectations, and whether there have been any significant acquisitions or sales of assets or other extraordinary events. While no specific financial targets are set, the Committee will generally recommend increases to executives, including the CEO, if the Bank continues to experience anticipated levels of financial growth.

     Salaries are also based on merit, which involves an evaluation by the Committee of how ably an executive performed the duties entailed in his or her position. Employees generally are reviewed by management, while executive officers have their performance evaluated by the President, who recommends salary adjustments for committee review and approval. The President's performance is reviewed by the Committee.

     Most executives receive approximately the same percentage increase in salary in any given year. In addition, as the Bank meets its budget expectations, each executive may receive a bonus.

                                          THOMAS J. BARE
                                          JOHN M. JAGEMANN
                                          KATHERINE M. REYNOLDS
                                          ROBERT S. WEINERT
                                          JOHN J. ZIMMER

                            STOCK PERFORMANCE GRAPH

     The following graph compares the yearly cumulative total return on the Common Stock over a five-year measurement period with (i) the Russell 2000 Index and (ii) Nasdaq Bank Index. The cumulative returns set forth in the graph assume the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends were paid on such securities during the applicable comparison period.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
       FIRST MANITOWOC BANCORP, INC., RUSSELL 2000 INDEX, AND NASDAQ BANK

                                  [LINE GRAPH]

------------------------------------------------------------------------------------------------------
                                     1996       1997       1998       1999       2000       2001
------------------------------------------------------------------------------------------------------
  First Manitowoc Bancorp, Inc.*    $100.00    $125.04    $176.20    $222.99    $280.43    $311.22
------------------------------------------------------------------------------------------------------
  Russell 2000 Index                 100.00     122.36     119.24     144.59     140.22     143.72
------------------------------------------------------------------------------------------------------
  NASDAQ Bank Index                  100.00     163.59     144.33     132.81     152.30     167.64
------------------------------------------------------------------------------------------------------

* Restated for the 25% stock dividends (five for four stock splits) effective April 11, 1997 and April 16, 1999, and the two for one stock split effective June 30, 2000.

              INDEBTEDNESS OF MANAGEMENT AND CERTAIN TRANSACTIONS

     In accordance with the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended, all loans to officers, directors, greater than five percent stockholders, and any affiliates thereof, are made on the same terms, including interest rates, loan fees, and collateral as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. During 2001, no director or executive officer of the Corporation or the Bank had loans outstanding at preferred interest rates from the Corporation or the Bank.

     All transactions between the Corporation and the Bank and executive officers, directors, holders of 10% or more of the shares of any class of Common Stock of the Corporation and affiliates thereof, will contain terms no less favorable to the Corporation or the Bank than could have been obtained by them in arms' length negotiations with unaffiliated persons and are approved by a majority of outside directors of the Corporation or the Bank, as applicable, not having any interest in the transaction.

               STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR INCLUSION IN 2003 PROXY MATERIALS

     To be considered for inclusion in the proxy statement relating to the Annual Meeting (for fiscal year ended December 31, 2002) to be held in April 2003, stockholder proposals must be received at the principal executive offices of the Corporation at 402 North Eighth Street, Manitowoc, Wisconsin 54220,
Attention: Rachel E. Wiegert, Secretary, no later than November 15, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the appointment form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested. Nothing in this section shall be deemed to require the Corporation to include in its proxy statement and proxy relating to the 2003 Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

ADVANCE NOTICE REQUIREMENT FOR ANY PROPOSAL OR NOMINATION TO BE RAISED BY A STOCKHOLDER

     Stockholder proposals which are not submitted for inclusion in the Corporation's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.04 of the Corporation's Bylaws, which provides that business at an annual meeting of stockholders must be properly brought before the meeting (a) by or at the direction of the Board of Directors or (b) by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the date specified in the Corporation's Bylaws for the Annual Meeting, which currently is established as the third Monday of April or at such other time and date as may be fixed by or under the authority of the Board of Directors. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business,
(c) the class and number of shares of Common Stock of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

DISCRETIONARY VOTING OF 2003 PROXIES

     Pursuant to Rule 14a-4(c) under the Exchange Act and Article II, Section
2.04 of the Corporation's Bylaws, if a stockholder fails to notify the Corporation of such proposal by January 15, 2003, then the management proxies named in the form of proxy distributed in connection with the Corporation's proxy statement would be allowed to use their discretionary voting authority to address the proposal submitted by the stockholder, without discussion of the proposal in the proxy statement.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements of the Corporation for the year ended December 31, 2001, have been audited by Wipfli Ullrich Bertelson LLP, independent public accountants. A representative of Wipfli Ullrich Bertelson LLP is expected to be at the meeting and will have an opportunity to make a statement and will be available to answer appropriate questions. Wipfli Ullrich Bertelson LLP has been appointed by the Board of Directors as the independent public accountants of the Corporation for the year ending December 31, 2002.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting or any adjournments or postponements thereof, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

                                                       By Order of the Board of Directors

                                                       /s/ Rachel E. Wiegert
Manitowoc, Wisconsin                                   Rachel E. Wiegert
March 15, 2002                                         Secretary

                                   APPENDIX A
                                AUDIT COMMITTEE

     The board of directors of the Corporation shall, at its organizational meeting held immediately following the Annual Meeting of Shareholders, elect an audit committee consisting of three or more members of the board, none of whom are operating officers of the Corporation. In addition, the adequacy of the audit committee's charter shall be reviewed and reassessed at that time.

     The board of directors of the Bank shall, at its organizational meeting held immediately following the Annual Meeting of Shareholders, elect an audit committee consisting of three or more members of the board, none of whom may be operating officers of the Bank. It is assumed that members of the Bank's audit committee will be the same as the members of the Corporation audit committee. Members of the audit committee cannot simultaneously serve on the financial services committee.

     The audit committee shall appoint a chairman, who shall be a member of such committee, and a secretary, who need not be a member of such committee.

     The committee shall meet at the call of its chairman or at the request of two of its members, at least semiannually.

     - The audit committee shall, at least annually, cause suitable examinations of the assets and affairs of the Corporation and Bank to be made by an outside auditor in order to ascertain whether adequate internal audit controls and procedures are maintained.

     - The outside auditor is ultimately accountable to the board of directors and the audit committee as representatives of shareholders.

     - As shareholder representatives, the board of directors and audit committee have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor.

     - The audit committee is responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Corporation and the Bank.

     - The audit committee is also responsible for engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking appropriate action to ensure the independence of the outside auditor.

     - The independent auditor is to discuss with the audit committee the auditor's judgments about the quality of the Corporation's and Bank's accounting principles as applied in its financial reporting. A written report of the independent auditor's report shall be reviewed by the committee and presented to the entire board as soon as practical after its review. The auditor's report shall be made part of the committee's record, along with actions taken on recommendations made by the independent audit.

     The audit committee shall examine all reports of examination made by the examining staff of any governmental regulatory agencies. The results of each such examination shall be reported in writing, to the board of directors, at its regular meeting next following the completion thereof, and the committee shall recommend any action which may be necessary to correct any unsatisfactory conditions. Such reports shall be noted in the minutes of the board of directors and made a part of the records of the Corporation and Bank.

                                     PROXY
                         FIRST MANITOWOC BANCORP, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 2002


The undersigned hereby appoints Robert S. Weinert and John J. Zimmer, and each or either of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of First Manitowoc Bancorp, Inc., to be held on Monday, April 22, 2002, and at any adjournment thereof:

1. With respect to the election of three (3) members of the classified Board of Directors of the Corporation for Three-Year Terms expiring in 2005.


            FOR all nominees listed                 WITHHOLD AUTHORITY
     -----  (except as marked to the        ------  to vote for all nominees
            contrary)                               listed

           Thomas J. Bare, Craig A. Pauly, and Katherine M. Reynolds

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE ABOVE LIST.)

2.   To transact any other business which may properly come before the Meeting.

IN THE ABSENCE OF AN INDICATION TO THE CONTRARY, THIS PROXY WILL BE VOTED "FOR"
ITEM 1 ABOVE, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

     Signed this      day of          , 2002.
                 ----        --------

                                                                          (SEAL)
                                          --------------------------------
                                          Signature

                                                                          (SEAL)
                                          --------------------------------
                                          Signature


                                          --------------------------------
                                          Signers name typed or printed.

Please sign and mail in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If stock is held jointly or in two or more names, all persons so named should sign. A corporation should sign full corporate name by duly authorized officer.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



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      CORPORATION USE ONLY                      Number of Shares
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